UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2005

Vestin Fund I, LLC

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-32800 (Commission File Number)	88-0446244 (I.R.S. Employer Identification No.)

8379 W. Sunset Road, Las Vegas, Nevada (Address of principal executive offices)	89113 (Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

By letter dated May 5, 2005, Vestin Fund I, LLC has informed its unitholders regarding a change in the Fund’s stated unit value as of April 1, 2005. The full text of the letter is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Letter by Vestin Fund I, LLC to its unitholders, dated May 5, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN FUND II, LLC By: Vestin Mortgage, its sole manager
Dated: May 5, 2005	By:	/s/ JOHN ALDERFER
John Alderfer
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Letter by Vestin Fund I, LLC to its unitholders, dated May 5, 2005.